EXHIBIT 10(a)


WEINICK
   SANDERS                                                         1375 BROADWAY
     LEVENTHAL & CO. LLP                               NEW YORK, N.Y. 10018-7010
--------------------------------------------------------------------------------
        CERTIFIED PUBLIC ACCOUNTANTS                                212-869-3333
                                                              FAX:  212-764-3060
                                                                   WWW.WSLCO.COM





                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in Amendment No. 1 to the Registration Statement of SearchHelp, Inc. on Form SB-2 under the Securities Act of 1933 of our report dated March 15, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus.






                                        /s/ WEINICK SANDERS LEVENTHAL & CO., LLP



New York, New York
September 23, 2002